UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2023

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	001-41550	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14025 Riveredge Drive, Suite 300,

Tampa, Florida 33637

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Crown Holdings, Inc. (the “Company”) intends to offer senior unsecured notes (the “Notes”) in the aggregate principal amount of €400,000,000 that will be issued by Crown European Holdings S.A. (the “Issuer”), a subsidiary of the Company.

The Notes will be sold in a private placement and resold by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This does not constitute an offer to sell or the solicitation of an offer to buy any security in any jurisdiction in which such offer or sale would be unlawful.

The Company intends to use a portion of the net proceeds from the offering for the partial repayment of indebtedness under the Company’s senior secured term loan credit facilities and to pay for related fees and expenses and intends to use the balance of the net proceeds for general corporate purposes.

Selected portions of information from the offering memorandum that the Company expects to disclose to investors in connection with the private placement are attached hereto as Exhibit 99.1. There can be no assurance that the private placements will be completed as described in the offering memorandum or at all.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the expected completion of the offering of the Notes, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering of the Notes is subject to a number of conditions. There can be no assurance that the offering of the Notes will be completed as described herein or at all. Other important factors are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2022 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

*Exhibit 99.1	Certain information included in the Offering Memorandum

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

The information in this Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2023

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Name:	Christy L. Kalaus
Title:	Vice President and Corporate Controller